UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2007


                  GEODYNE ENERGY INCOME LIMITED PARTNERSHIP I-E
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             (Exact name of Registrant as specified in its Charter)


    Oklahoma             0-15832            73-1270110
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(State or other       (Commission       (I.R.S. Employer
jurisdiction of        File Number)      Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)
         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)
         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
             Exchange Act (17 CFR 240.14d-2(b))
         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On February 1, 2007 the Geodyne Energy Income Limited Partnership I-E (the "Partnership") sold its interest in a number of producing properties at The Oil and Gas Clearinghouse auction in Houston, Texas for net proceeds as described below:

                                           Reserves
         Number                              Sold as       Reserve
         of      Location       Name      of 12/31/05       Value
         Wells      of           of       Oil     Gas       Sold        Net
P/ship   Sold   Properties    Purchaser  (Bbls)  (Mcf)    12/31/05    Proceeds
------  -------- -----------  ---------  ------- -------  ---------   ----------
 I-E       10    Loving and   George G.   1,431  600,471  $2,698,993  $2,216,782
                 Winkler Co.  Staley
                  Texas

     The transaction is subject to standard auction closing conditions.

     The proceeds from the sales, less any additional transaction costs, will be included in the February 15, 2007 cash distributions paid by the Partnerships.

     This sale was part of the General Partner's plan (previously disclosed in the Partnerships' December 31, 2005 Annual Report on Form 10-K) to sell an increased amount of the Partnerships' properties as a result of the generally favorable current environment for oil and gas dispositions. Additional properties will be sold at auctions in 2007 in anticipation of the Partnership's scheduled termination on December 31, 2007 (see current report on Form 8-K filed February 7, 2007).


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     The pro forma  financial  information  that would be  required  pursuant to
Article 11 of Regulation S-X will be filed by amendment to this Form 8-K on or before February 16, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GEODYNE ENERGY INCOME LIMITED
                                        PARTNERSHIP I-E

                                        By: GEODYNE RESOURCES, INC.
                                        General Partner


                                        //s// Dennis R. Neill
                                        ----------------------------
                                        Dennis R. Neill
                                        President

DATE: February 7, 2007